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                                                                EXHIBIT 10.2


                              AMENDED AND RESTATED
                              REVOLVING CREDIT NOTE


$34,000,000.00                                                  Atlanta, Georgia
                                                                  July ___, 1998


                  FOR VALUE RECEIVED, the undersigned, RIDGEVIEW, INC., a North Carolina corporation ("Ridgeview"), SENECA KNITTING MILLS CORPORATION, a New York corporation, and TRI-STAR HOSIERY MILLS, INC., a North Carolina corporation (collectively, the "Borrowers"), hereby jointly and severally unconditionally promise to pay to the order of NATIONSBANK, N.A. (f/k/a NationsBank, N.A. (South), the "Lender"), at the offices of the Lender located at 600 Peachtree Street, N.E., Atlanta, Georgia, 30308, or at such other place within the United States as shall be designated from time to time by the Lender, on the Termination Date, the principal amount of THIRTY-FOUR MILLION AND NO/100 DOLLARS ($34,000,000.00), or such lesser principal amount as may then constitute the aggregate unpaid balance of all Revolving Credit Loans made by the Lender to the Borrowers pursuant to the Loan Agreement, in lawful money of the United States of America in federal or other immediately available funds.

                  The Borrowers also jointly and severally unconditionally promise to pay interest on the unpaid principal amount of this Note outstanding from time to time for each day from the date of disbursement until such principal amount is paid in full at the rates per annum and on the dates specified in the Loan Agreement applicable from time to time in accordance with the provisions thereof. Nothing contained in this Note or in the Loan Agreement shall be deemed to establish or require the payment of a rate of interest in excess of the maximum rate permitted by any applicable law. In the event that any rate of interest required to be paid hereunder exceeds the maximum rate permitted by applicable law, the provisions of the Loan Agreement relating to the payment of interest under such circumstances shall control.

                  This Note is the Revolving Credit Note referred to in that certain Amended and Restated Loan and Security Agreement dated as of December 20, 1996 (as amended, modified, supplemented or restated from time to time, the "Loan Agreement"; terms defined therein being used in this Note as therein defined) between the Borrowers and the Lender, is subject to, and entitled to, all provisions and benefits of the Loan Documents, is secured by the Collateral and other property as provided in the Loan Documents, is subject to optional and mandatory prepayment in whole or in part and is subject to acceleration prior to maturity upon the occurrence of one or more Events of Default, all as provided in the Loan Documents.


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                  Presentment for payment, demand, protest and notice of demand, notice of dishonor, notice of non-payment and all other notices are hereby waived by the Borrowers, except to the extent expressly provided in the Loan Agreement. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

                  This Amended and Restated Revolving Credit Note is delivered in exchange and substitution for, but not in extinguishment of the indebtedness outstanding under, that certain Revolving Credit Note dated December 20, 1996 in the original principal amount of $14,000,000 made by the Borrowers in favor of the Lender, as increased to $18,000,000 pursuant to Amendment No. 3 dated as of July 31, 1997, and as further increased to $28,000,000 pursuant to Amendment No. 4 dated as of March 13, 1998.

                  The Borrowers hereby jointly and severally agree to pay on demand all costs and expenses incurred in collecting the Secured Obligations hereunder or in enforcing or attempting to enforce any of the Lender's rights hereunder, including, but not limited to, reasonable attorneys' fees and expenses if collected by or through an attorney, whether or not suit is filed.

                  THE PROVISIONS OF SECTION 12.5 OF THE LOAN AGREEMENT ARE HEREBY EXPRESSLY INCORPORATED BY REFERENCE HEREIN.

                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.



                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

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                  IN WITNESS WHEREOF, the undersigned have executed this Note as of the day and year first above written.


                                             RIDGEVIEW, INC.

[CORPORATE SEAL]

Attest:                                      By:
                                                  Name:
By:                                               Title:
    Name:
    Title:

                                             SENECA KNITTING MILLS
                                             CORPORATION

[CORPORATE SEAL]

Attest:                                      By:
                                                  Name:
By:                                               Title:
    Name:
    Title:


                                             TRI-STAR HOSIERY MILLS, INC.

[CORPORATE SEAL]

Attest:                                      By:
                                                  Name:
By:                                               Title:
    Name:
    Title:


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